UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2002

ZAMBA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

41-1636021

(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

0-22718

(Commission File No.)

3033 Excelsior Blvd, Suite 200, Minneapolis, Minnesota 55416

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 832-9800

ITEM 5.  OTHER EVENTS.

On June 28, 2002, we issued a press release announcing that our common stock had been delisted from the Nasdaq National Market and will instead be traded on the Over The Counter Bulletin Board, under the symbol “ZMBA.”  This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

                None.

(b) Pro forma Financial Statements

                None.

(c) Exhibits

Exhibit No.	Document
99.1	Press Release Announcing Transfer to Over The Counter Bulletin Board

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAMBA CORPORATION

By:	/s/ Ian L. Nemerov
Ian L. Nemerov
Secretary and General Counsel

Dated: July 1, 2002

3

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release Announcing Transfer to Over The Counter Bulletin Board

1